UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2007

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320

Leesburg, Virginia 20176

(Address of Principal Executive Offices, including zip code)

(703) 723-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Beginning on August 23, 2007, Catcher Holdings, Inc. (the “Company”), and Catcher, Inc., the wholly owned subsidiary of the Company (“Catcher”), held subsequent closings under a Note and Restricted Stock Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company received aggregate proceeds of $500,000 and issued in a private placement Secured Convertible Promissory Notes (the “Notes”) with an aggregate principal amount of $650,000 (the “Principal”) and 175,000 shares of restricted Common Stock of the Company (the “Financing”). As previously reported on the Current Reports on Form 8-K filed on June 26, 2007, July 5, 2007, July 18, 2007, August 3, 2007 and August 10, 2007, the Company held an initial closing under the Purchase Agreement on June 20, 2007 and subsequent closings thereafter. The Purchase Agreement allows for multiple closings up to an aggregate purchase price amount of $3,000,000, and the Company has raised $2,695,000 as of August 27, 2007. The Notes are secured by all of the assets of the Company, including all of the Company’s intellectual property. No further closings are anticipated by the Company.

The Company has the right to prepay any and all amounts owed under any or all of the Notes in whole or in part at any time, subject to the Investor’s right to convert, as discussed below, provided that, with respect to each such Note and the portion of Principal due thereunder, (i) any such prepayment must be accompanied by the accrued and unpaid interest on the applicable Principal being prepaid through the date of prepayment; (ii) if such prepayment occurs before the date that is sixty (60) days after the date of issuance, the principal amount due under the Note will be equal to 76.923% of the applicable Principal; (iii) if such prepayment occurs on or after the date that is sixty (60) days after the date of issuance but less than one hundred twenty (120) days after the date of issuance, the principal amount due under the Note will be equal to 84.615% of the applicable Principal; and (iv) if such prepayment occurs on or after the date that is one hundred twenty (120) days after the date of issuance but less than one hundred eighty (180) days after the date of issuance, the principal amount due under the Note will be equal to 92.308% of the applicable Principal.

In the event that the Company, at any time after the date of issuance of the Notes and prior to the payment in full or conversion of the Notes, issues and sells Next Securities (as that term is defined in the Notes) in a Next Financing (as that term is defined in the Notes), then the outstanding Principal amount of the Notes and all accrued but unpaid interest thereon will, at the option of each Investor, be convertible, at the closing and on the same terms and conditions of such Next Financing, into Next Securities at a conversion price equal to the lower of (i) the Next Security Conversion Price (as that term is defined in the Notes) and (ii) $0.65 per share. If the Investor elects not to convert any Note into Next Securities in connection with a Next Financing then the Company will repay the Note in full within five (5) Business Days of the closing of such Next Financing.

Any time prior to the closing of a Next Financing or the Company’s election to prepay a Note, the Investors may elect to convert the outstanding Principal (as adjusted pursuant to any extension of the Maturity Date) and accrued but unpaid interest due under their Note into shares of the Company’s Common Stock at a conversion price per share equal to the lower of (i) the average closing price as quoted on the OTC Bulletin Board for the five (5) trading day period immediately prior to the date of such notice and (ii) $0.65 per share.

Under the terms of a Registration Rights Agreement executed in connection with the Financing and the First Amendment to the Registration Rights Agreement dated as of August 23, 2007, the Company is obligated to register the shares of common stock issued upon execution of the Purchase Agreement and the Purchase Agreement dated as of April 4, 2007 by and among the Company and the other parties signatory thereto (the “April Purchase Agreement”), for resale on a registration statement to be filed within 60 days of the execution of the Purchase Agreement and to use commercially reasonable efforts to register or qualify the shares for resale in certain states. In the event that (i) the Company fails to file a registration statement covering the resale of Registrable Securities (as that term is defined in the Registration Rights Agreement) on or before the relevant filing date (the “Default Date”), (ii) the Company fails to use its commercially reasonable efforts to respond to any comments of the Securities and Exchange Commission (the “SEC”) within thirty (30) calendar days following receipt of the initial comments from the SEC and within fifteen (15) business days following receipt of any additional comments received from the SEC, (iii) a registration statement filed or required to be filed hereunder is not declared effective by the SEC on or prior to the effectiveness date of such registration statement or (iv) after a registration statement is first declared effective by the SEC, it ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective for more than an aggregate of fifteen (15) trading days during any 12-month period the Company shall issue to each person owning or having the right to acquire Registrable Securities or any permitted transferee of the holder (the “Holder”), as liquidated damages and not as a penalty, that number of shares of the Company’s Common Stock equal to such Holder’s Pro Rata Share (as that term Is defined in the Registration Rights Agreement) of (x) one percent (1%) of the purchase price paid to the Company by such Holder divided by (y) $0.65 for no additional cost to such Holder. Additionally, for every thirty (30) calendar days (i) following the Default Date until the date such registration statement has been filed with the SEC, or (ii) that the Company continues to fail to use commercially reasonable efforts to respond to any comments of the SEC within thirty (30) calendar days following receipt of the initial comments from the SEC and within fifteen (15) business days following receipt of any additional comments received from the SEC, then the Company shall issue to each Holder, as liquidated damages and not as a penalty, an additional number of shares of Common Stock equal to such Holder’s Pro Rata Share of (x) one percent (1%) of the purchase price paid to the Company by such Holder divided by (y) $0.65 at no additional cost to such Holder.

In addition, upon request by the holders of a majority in interest of the Notes issued pursuant to the Purchase Agreement and the April Purchase Agreement, the Company will be obligated to register the securities issuable upon conversion of the Notes for resale on a registration statement to be filed within twenty (20) days of the receipt of a request in accordance with the terms of the Registration Rights Agreement and to use commercially reasonable efforts to register or qualify the shares for resale in certain states. In connection with the exercise of such registration rights, certain Investors have executed a First Amendment to Convertible Secured Promissory Note, the terms of which were previously disclosed on the Current Report on Form 8-K filed by the Company on July 18, 2007.

The securities being offered have not been registered under the Securities Act of 1933, as amended, or any state securities law and have been sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws.

The foregoing descriptions of the transaction documents do not purport to be complete and are qualified in their entirety by the Note and Restricted Stock Purchase Agreement, Secured Convertible Promissory Note, Registration Rights Agreement filed as Exhibit 10.37, Exhibit 10.38 and Exhibit 10.39, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2007, the First Amendment to Convertible Secured Promissory Note filed as Exhibit 10.42 to the Company’s Current Report on Form 8-K filed with the SEC on July 18, 2007 and the First Amendment to Registration Rights Agreement, form of which is filed with this current report as Exhibit 10.43, each of which are incorporated herein by reference.

This Current Report does not constitute an offer to sell or the solicitation of an offer to purchase any securities.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.43	Form of First Amendment to Registration Rights Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

August 27, 2007	By:	/s/ Denis McCarthy
Denis McCarthy
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.43	Form of First Amendment to Registration Rights Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

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